EXHIBIT 99.1
Schedule 13D/A
This Fifth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the statement on Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:
•	James J. Kim

•	Agnes C. Kim

•	John T. Kim

•	John T. Kim, as Trustee

•	David D. Kim

•	David D. Kim, as Trustee

•	Susan Y. Kim

•	Susan Y. Kim, as Trustee

•	David D. Kim Trust of 12/31/87

•	John T. Kim Trust of 12/31/87

•	Susan Y. Kim Trust of 12/31/87

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

•	Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello

•	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94

•	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

•	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01

•	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03

•	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05

•	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08

•	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08

•	James J. Kim 2008 Qualified Annuity Trust UA dated 11/14/08

•	James J. Kim 2008 GRAT Remainder Trust UA dated 11/14/08

•	The James & Agnes Kim Foundation, Inc.

•	915 Investments, LP

•	James J. Kim 2009 Qualified Annuity Trust dated 12/29/09

•	John T. Kim Children’s Trust UA dated 12/28/07

•	Sujoda Investments, LP
[Signature Page Follows]

Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.
Dated: March 8, 2011

/s/ James J. Kim
James J. Kim

/s/ Agnes C. Kim
Agnes C. Kim

/s/ John T. Kim
John T. Kim

/s/ John T. Kim
John T. Kim, as Trustee

/s/ David D. Kim
David D. Kim

/s/ David D. Kim
David D. Kim, as Trustee

/s/ Susan Y. Kim
Susan Y. Kim

/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

David D. Kim Trust of 12/31/87
By:	/s/ David D. Kim
David D. Kim, as Trustee

John T. Kim Trust of 12/31/87
By:	/s/ John T. Kim
John T. Kim, as Trustee
Susan Y. Kim Trust of 12/31/87
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Alexandra Kim Panichello
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Jacqueline Mary Panichello

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of Susan Y. Kim dated 4/16/98 for the benefit of Dylan James Panichello
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01
By:	/s/ John T. Kim
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03
By:	/s/ John T. Kim
John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05
By:	/s/ David D. Kim
David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08
By:	/s/ John T. Kim
John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08
By:	/s/ David D. Kim
David D. Kim, as Trustee

James J. Kim 2008 Qualified Annuity Trust UA dated 11/14/08
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

James J. Kim 2008 GRAT Remainder Trust UA dated 11/14/08
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Secretary

915 Investments, LP
By:	/s/ James J. Kim
James J. Kim, as general partner

James J. Kim 2009 Qualified Annuity Trust dated 12/29/09
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

John T. Kim Children’s Trust UA dated 12/28/07
By:	/s/ Susan Y. Kim
Susan Y. Kim, as Trustee

Sujoda Investments, LP
By:	Sujoda Management, LLC, its general partner

By:	/s/ Susan Y. Kim
Susan Y. Kim, as Manager